EXHIBIT INDEX


Exhibit         Description of Document
Number

EX-99.B1.1      Articles of Incorporation of TCI Portfolios, Inc. dated June 3,
                1987 (filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B1.2      Articles of Amendment of TCI Portfolios, Inc. dated July 22,
                1988 (filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B1.3      Articles of Amendment of TCI Portfolios, Inc. dated August 11,
                1993 (filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File
                No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B1.4      Articles Supplementary of TCI Portfolios, Inc., dated November
                30, 1992.

EX-99.B1.5      Articles Supplementary of TCI Portfolios, Inc., dated April 24,
                1995.

EX-99.B2        Amended and Restated By-Laws of TCI Portfolios, Inc.(filed as
                Exhibit 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B5.1      Investment Management Agreement between TCI Portfolios, Inc. and
                Investors Research Corporation dated August 1, 1994 (filed as
                Exhibit 5 to Post-Effective Amendment No. 17 to the Registration
                Statement on Form N-1A of the Registrant, File No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B5.2      Addendum to Investment Management Agreement dated April 1, 1996, between TCI Portfolios, Inc. and Investors Research Corporation.


EX-99.B8.1      Custodian Agreement with United States Trust Company of New York
                (filed as Exhibit 8 to Pre-Effective Amendment No. 1 to the
                Registration Statement on Form N-1A of the Registrant, File No.
                33-14567, and incorporated herein by reference).

EX-99.B8.2      Custodian Agreement with United Missouri Bank, N.A.(filed as
                Exhibit 8.2 to Post-Effective Amendment No. 17, File No.
                33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B9        Transfer Agency Agreement with Twentieth Century Services, Inc.
                (formerly J.E. Stowers & Company) (filed as Exhibit 9 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, and incorporated herein by reference).

EX-99.B10       Opinion and Consent of David H. Reinmiller, Esq.

EX-99.B11       Consent of Baird, Kurtz & Dobson.

EX-99.B12.1     Annual Report of TCI Growth for the year ended December 31,1995
                (filed February 21, 1996, File No. 33-14567, accession
                #814680-96-000004, and incorporated herein by reference).

EX-99.B12.2     Annual Report of TCI Balanced for the year ended December 31,
                1995 (filed February 21, 1996, File No. 33-14567, accession
                #814680-96-000004, and incorporated herein by reference).

EX-99.B12.3     Annual Report of TCI Advantage for the year ended December 31,
                1995 (filed February 21, 1996, File No. 33-14567, accession
                #814680-96-000004, and incorporated herein by reference).

EX-99.B12.4     Annual Report of TCI International for the year ended December
                31, 1995 (filed February 21, 1996, File No. 33-14567, accession
                #814680-96-000004, and incorporated herein by reference).

EX-99.B16       Schedule of Computation for Performance Advertising Quotations
                (filed as Exhibit 16 to Post-Effective Amendment No. 17 to the
                Registration Statement on Form N-1A of the Registrant, File No.
                33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-99.B17       Power of Attorney (filed as Exhibit No. 17 to Post-Effective
                Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No. 33-14567, accession #814680-96-000002, and incorporated herein by reference).

EX-27.1.1       Financial Data Schedule for TCI Growth.

EX-27.7.2       Financial Data Schedule for TCI Balanced.

EX-27.7.3       Financial Data Schedule for TCI Advantage.

EX-27.1.4       Financial Data Schedule for TCI International.